AXA PREMIER VIP TRUST

SUPPLEMENT DATED SEPTEMBER 20, 2010 TO THE PROSPECTUS DATED MAY 1, 2010, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus dated May 1, 2010 of the AXA Premier VIP Trust (“Trust”). You may obtain an additional copy of the Prospectus or Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of the Prospectus at the Trust’s website at www.axa-equitablefunds.com. You should read this Supplement in connection with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information regarding sub-adviser additions to the Multimanager Aggressive Equity Portfolio (“Aggressive Equity Portfolio”).

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On September 20, 2010, the substitution of securities issued by the Multimanager Large Cap Growth Portfolio for securities issued by the Aggressive Equity Portfolio was completed. Therefore, all references to the Multimanager Large Cap Growth Portfolio in the Prospectus are hereby deleted.

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Effective September 20, 2010, Goodman & Co. NY Ltd., T. Rowe Price & Associates, Inc. and Westfield Capital Management Company have been added as additional sub-advisers to the Aggressive Equity Portfolio. Therefore, the following information is added to the section entitled “More Information About the Manager and the Sub-Advisers – Multimanager Aggressive Equity Portfolio” of the Prospectus:

Goodman & Co. NY Ltd.

1 Adelaide Street East

Toronto, Ontario, Canada M5C2V9

Portfolio Manager

Noah Blackstein

Noah Blackstein is primarily responsible for the day-to-day management of the allocated portion of the Portfolio. Mr. Blackstein is a Vice President of Goodman and joined Goodman in 1997 as a portfolio manager. Mr. Blackstein has more than 14 years of securities business experience, 11 of which has been with Goodman.

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, MD 21202

Portfolio Manager

Robert W. Sharps

An Investment Advisory Committee is responsible for the day-to-day management of the allocated portion of the Portfolio. Robert W. Sharps, Vice President of T. Rowe Price, has primary responsibility for the day-to-day management of the allocated portion of the Portfolio and works with the committee in developing and executing the allocated portion’s investment program. Mr. Sharps has been chairman of the committee since 2002. He joined T. Rowe Price in 1997 and his investment experience dates from 1996.

Westfield Capital Management Company, L.P.

One Financial Center

Boston, MA 02111

Portfolio Management Team

WCM’s Investment Committee is responsible for the day-to-day management of the allocated portion of the Portfolio. Industry sectors are divided among the committee members. William A. Muggia is the lead member of the Investment Committee, and he covers the Healthcare and Energy Sectors.

Mr. Muggia is President, Chief Executive Officer and Chief Investment Officer. Mr. Muggia joined Westfield in 1994.